Exhibit 33.5

                          ASSERTION OF COMPLIANCE WITH
                          APPLICABLE SERVICING CRITERIA

The Bank of New York and The Bank of New York Trust Company, N. A. (collectively, the "Company") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting initially required under the Securities Exchange Act of 1934, as amended) residential mortgage-backed securities and other mortgage-related asset-backed securities issued on or after January 1, 2006 (and like-kind transactions issued prior to January 1, 2006) for which the Company provides trustee, securities administration, or paying agent or custodial services.

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d), to the extent required by the related transaction agreements as to any transaction, except as set forth in the column titled "Not Applicable To Platform" in Appendix 1 attached hereto. Servicing criterion 1122(d)(4)(iii) is applicable to the activities the Company performs with respect to the Platform only as it relates to the Company's obligation to report additions, removals or substitutions on reports to investors and to obtain servicer certifications related to any additions, removals or substitutions in accordance with the transaction agreements.

Period: Twelve months ended December 31, 2007 (the "Period")

With respect to the Platform and the Period, the Company's management provides the following assertion of compliance with respect to the Applicable Servicing
Criteria:

1. The Company is responsible for assessing its compliance with the Applicable Servicing Criteria.

2. The Company assessed compliance with the Applicable Servicing Criteria. In performing this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.


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

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's compliance with the Applicable Servicing Criteria as of and for the Period.





The Bank of New York
The Bank of New York Trust                    The Bank of New York
 Company, N.A,




/s/ Patrick J. Tadie                          /s/ Samir Pandiri
----------------------------------            ----------------------------------
Patrick J. Tadie                              Samir Pandiri
Authorized Officer                            Authorized Officer




March 5, 2008


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

                                   APPENDIX 1

-----------------------------------------------------------------------------------------------------
                                                                         APPLICABLE    NOT APPLICABLE
REG AB REFERENCE                SERVICING CRITERIA                       TO PLATFORM     TO PLATFORM
-----------------------------------------------------------------------------------------------------

                    General Servicing Considerations
-----------------------------------------------------------------------------------------------------
 1122(d)(1)(i)      Policies and procedures are instituted to
                    monitor any performance or other triggers                 X
                    and events of default in accordance with
                    the transaction agreements.
-----------------------------------------------------------------------------------------------------
 1122(d)(1)(ii)     If any material servicing activities are
                    outsourced to third parties, policies and
                    procedures are instituted to monitor the                                X
                    third party's performance and compliance with
                    such servicing activities.
-----------------------------------------------------------------------------------------------------
 ll22(d)(1)(iii)    Any requirements in the transaction agreements
                    to maintain a back-up servicer for the [pool assets]                    X
                    are maintained.
-----------------------------------------------------------------------------------------------------
 1122(d)(1)(iv)     A fidelity bond and errors and omissions
                    policy is in effect on the party
                    participating in the servicing function
                    throughout the reporting period in the amount                           X
                    of coverage required by and otherwise in
                    accordance with the terms of the transaction
                    agreements.
-----------------------------------------------------------------------------------------------------

                    Cash Collection and Administration
-----------------------------------------------------------------------------------------------------
 1122(d)(2)(i)      Payments on [pool assets] are deposited into
                    the appropriate custodial bank accounts and
                    related bank clearing accounts no more than               X
                    two business days following receipt, or such
                    other number of days specified in the
                    transaction agreements.
-----------------------------------------------------------------------------------------------------
 1122(d)(2)(ii)     Disbursements made via wire transfer on
                    behalf of an obligor or to an investor                    X
                    are made only by authorized personnel.
-----------------------------------------------------------------------------------------------------
 1122(d)(2)(iii)    Advances of funds or guarantees regarding
                    collections, cash flows or distributions,
                    and any interest or other fees charged for                X
                    such advances, are made, reviewed and
                    approved as specified in the transaction
                    agreements.
-----------------------------------------------------------------------------------------------------
 1122(d)(2)(iv)     The related accounts for the transaction,                 X
                    such as cash reserve accounts or accounts
                    established as a form of
                    over collateralization, are separately
                    maintained (e.g., with respect to
                    commingling of cash) as set forth in the
                    transaction agreements.
-----------------------------------------------------------------------------------------------------
 1122(d)(2)(v)      Each custodial account is maintained at a
                    federally insured depository institution as
                    set forth in the transaction agreements. For
                    purposes of this criterion, "federally
                    insured depository institution" with respect              X
                    to a foreign financial institution means a
                    foreign financial institution that meets the
                    requirements of Rule 13k-1(b)(1) of the
                    Securities Exchange Act.
-----------------------------------------------------------------------------------------------------
 1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent          X
                    unauthorized access.
-----------------------------------------------------------------------------------------------------
 1122(d)(2)(vii)    Reconciliations are prepared on a monthly
                    basis for all asset-backed securities related
                    bank accounts, including custodial accounts
                    and related bank clearing accounts. These
                    reconciliations are (A) mathematically
                    accurate; (B) prepared within 30 calendar
                    days after the bank statement cutoff date, or
                    such other number of days specified in the                X
                    transaction agreements; (C) reviewed and
                    approved by someone other than the person who
                    prepared the reconciliation; and (D) contain
                    explanations for reconciling items. These
                    reconciling items are resolved within 90
                    calendar days of their original
                    identification, or such other number of days
                    specified in the transaction agreements
-----------------------------------------------------------------------------------------------------


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

                                   APPENDIX 1

-----------------------------------------------------------------------------------------------------
                                                                         APPLICABLE    NOT APPLICABLE
REG AB REFERENCE                SERVICING CRITERIA                       TO PLATFORM     TO PLATFORM
-----------------------------------------------------------------------------------------------------

                    Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------
 1122(d)(3)(i)      Reports to investors, including those to be               X
                    filed with the Commission, are maintained in
                    accordance with the transaction agreements and
                    applicable Commission requirements. Specifically,
                    such reports (A) are prepared in accordance with
                    timeframes and other terms set forth in the
                    transaction agreements; (B) provide information
                    calculated in accordance with the terms specified
                    in the transaction agreements; (C) are filed with
                    the Commission as required by its rules and
                    regulations; and (D) agree with investors' or the
                    trustee's records as to the total unpaid principal
                    balance and number of [pool assets] serviced by the
                    Servicer.
-----------------------------------------------------------------------------------------------------
 1122(d)(3)(ii)     Amounts due to investors are allocated and
                    remitted in accordance with timeframes,                   X
                    distribution priority and other terms set
                    forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------
 1122(d)(3)(iii)    Disbursements made to an investor are posted
                    within two business days to the Servicer's                X
                    investor records, or such other number of
                    days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------
 1122(d)(3)(iv)     Amounts remitted to investors per the
                    investor reports agree with cancelled                     X
                    checks, or other form of payment, or
                    custodial bank statements
-----------------------------------------------------------------------------------------------------

                    Pool Asset Administration
-----------------------------------------------------------------------------------------------------
 1122(d)(4)(i)      Collateral or security on [pool assets] is
                    maintained as required by the transaction                 X
                    agreements or related mortgage loan
                    documents.
-----------------------------------------------------------------------------------------------------
 1122(d)(4)(ii)     [pool asset] and related documents are safeguarded        X
                    as required by the transaction agreements
-----------------------------------------------------------------------------------------------------
 1122(d)(4)(iii)    Any additions, removals or substitutions to
                    the asset pool are made, reviewed and                     X
                    approved in accordance with any conditions or
                    requirements in the transaction agreements.
-----------------------------------------------------------------------------------------------------
 1122(d)(4)(iv)     Payments on [pool assets], including any
                    payoffs, made in accordance with the related
                    [pool asset] documents are posted to the
                    Servicer's obligor records maintained no more
                    than two business days after receipt, or such                           X
                    other number of days specified in the
                    transaction agreements, and allocated to
                    principal, interest or other items (e.g.,
                    escrow) in accordance with the related [pool asset]
                    documents.
-----------------------------------------------------------------------------------------------------
 1122(d)(4)(v)      The Servicer's records regarding the [pool
                    assets] agree with the Servicer's records                               X
                    with respect to an obligor's unpaid
                    principal balance.
-----------------------------------------------------------------------------------------------------
 1122(d)(4)(vi)     Changes with respect to the terms or status
                    of an obligor's [pool assets] (e.g., loan
                    modifications or re-agings) are made, reviewed                          X
                    and approved by authorized personnel in accordance
                    with the transaction agreements and related
                    pool asset documents.
-----------------------------------------------------------------------------------------------------
 1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,
                    forbearance plans, modifications and deeds
                    in lieu of foreclosure, foreclosures and
                    repossessions, as applicable) are initiated,                            X
                    conducted and concluded in accordance with
                    the timeframes or other requirements
                    established by the transaction agreements.
-----------------------------------------------------------------------------------------------------


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

                                   APPENDIX 1

-----------------------------------------------------------------------------------------------------
                                                                         APPLICABLE    NOT APPLICABLE
REG AB REFERENCE                SERVICING CRITERIA                       TO PLATFORM     TO PLATFORM
-----------------------------------------------------------------------------------------------------
 1122(d)(4)(viii)   Records documenting collection efforts are                              X
                    maintained during the period a [pool asset] is
                    delinquent in accordance with the transaction
                    agreements. Such records are maintained on at
                    least a monthly basis, or such other period
                    specified in the transaction agreements, and
                    describe the entity's activities in
                    monitoring delinquent [pool assets] including,
                    for example, phone calls, letters and payment
                    rescheduling plans in cases where delinquency
                    is deemed temporary (e.g., illness or
                    unemployment).
-----------------------------------------------------------------------------------------------------
 1122(d)(4)(ix)     Adjustments to interest rates or rates of return                        X
                    for [pool assets] with variable rates are computed
                    based on the related [pool asset] documents.
-----------------------------------------------------------------------------------------------------
 1122(d)(4)(x)      Regarding any funds held in trust for an
                    obligor (such as escrow accounts): (A) such
                    funds are analyzed, in accordance with the
                    obligor's [pool asset] documents, on at least
                    an annual basis, or such other period
                    specified in the transaction agreements; (B)
                    interest on such funds is paid, or credited,                            X
                    to obligors in accordance with applicable
                    [pool asset] documents and state laws; and (C)
                    such funds are returned to the obligor within
                    30 calendar days of full repayment of the
                    related [pool assets], or such other number of
                    days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------
 1122(d)(4)(xi)     Payments made on behalf of an obligor (such
                    as tax or insurance payments) are made on or
                    before the related penalty or expiration
                    dates, as indicated on the appropriate bills
                    or notices for such payments, provided that                             X
                    such support has been received by the
                    Servicer at least 30 calendar days prior to
                    these dates, or such other number of days
                    specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------
 1122(d)(4)(xii)    Any late payment penalties in connection
                    with any payment to be made on behalf of an
                    obligor are paid from the Servicer's funds                              X
                    and not charged to the obligor, unless the
                    late payment was due to the obligor's error
                    or omission.
-----------------------------------------------------------------------------------------------------
 1122(d)(4)(xiii)   Disbursements made on behalf of an obligor
                    are posted within two business days to the
                    obligor's records maintained by the                                     X
                    Servicer, or such other number of days
                    specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------
 1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible
                    accounts are recognized and recorded in accordance                      X
                    with the transaction agreements.
-----------------------------------------------------------------------------------------------------
 1122(d)(4)(xv)     Any external enhancement or other support,
                    identified in Item 1114(a)(1) through (3) or              X
                    Item 1115 of Regulation AB, is maintained as
                    set forth in the transaction agreements
-----------------------------------------------------------------------------------------------------


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